UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

ENVIROSAFE, CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52407	94-3251254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8/F, Tower B, National Software Industry Zone, Gao Tang Xin Jian Zone, Tian He District Guangzhou, P.R.China 510663
(Address of principal executive offices)

Registrant’s telephone number, including area code: (8620) 6108-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Copies to:
Jared P. Febbroriello, Esq. LL.M. - Principal
JPF Securities Law, LLC
19720 Jetton Road, 3rd Floor
Cornelius, NC 28031
Phone: (704) 897-8334
Fax: (888) 608-5705

This Current Report on Form 8-K is filed by Envirosafe Corp., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 15, 2008, Registrant's Board of Directors approved to dismiss Traci J. Anderson, CPA as its independent auditor, and engaged PKF CPA as independent auditor to audit Registrant's financial statements for the year ended December 31, 2008 and to review Registrant's the third quarterly report ended September 30, 2008. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

During Registrant's two most recent fiscal years ended December 31, 2007 and 2006, the Registrant did not consult PKF CPAs with respect to any of the matters described in Item 304(a)(2) of Regulation S-K. In April 2008, PKF was retained as independent auditor to audit ADDE EDUCATION HLDS LTD., a wholly-owned subsidiary of the Registrant incorporated under the laws of Hong Kong Special Administrative Region of People's Republic of China.

Traci J. Anderson, CPA's audit reports regarding the Registrant's financial statements for the fiscal years ended December 31, 2007 and 2006, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended December 31, 2007 and 2006 contained a going concern qualification.

In connection with the prior audit for the fiscal years ended December 31, 2007 and 2006, and the review for the interim periods ended March 31, 2008 and June 30, 2008, there have been no disagreements with Traci J. Anderson, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Traci J. Anderson, CPA would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods. In addition, Traci J. Anderson, CPA had no disagreements with Registrant for the interim period up to October 15, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSAFE CORP.

DATED: October 15, 2008	By:	/s/ Guo, Yan Bin
Guo, Yan Bin, President

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

16                     Letter from Traci J. Anderson, CPA